Exhibit 99.1

News Release

Inquiries: Jeanne Leonard, Liberty Property Trust, 610.648.1704

Liberty Property Trust Announces First Quarter 2014 Results

Malvern, PA — April 22, 2014 - Liberty Property Trust reported that funds from operations available to common shareholders (diluted) (“FFO”) for the first quarter of 2014 was $0.58 per share, compared to $0.65 per share for the first quarter of 2013. Funds from operations for the first quarter of 2014 and 2013 include $3.9 million and $3.8 million, respectively, of additional compensation expense due to the accelerated vesting of long-term compensation due to the years of service and ages of certain employees.

Net income per common share (diluted) was $0.49 for the quarter ended March 31, 2014, compared to $0.60 for the quarter ended March 31, 2013. Net income for the quarter ended March 31, 2014 included net gains on property dispositions of $46.0 million ($0.31 per share) versus $43.5 million ($0.36 per share) for the corresponding quarter in 2013.

Results for the first quarter of 2014 reflect the sale of 6.6 million square feet of suburban office and flex properties which closed in two installments during December 2013 and January 2014. Year-over-year results are reflective of strategic portfolio transformation activities that have increased Liberty’s industrial portfolio and decreased its office exposure.

“In the first quarter, Liberty finalized our transformational sale of suburban office and flex properties, we announced the largest office build-to-suit development in the company’s history, and we lowered our cost of borrowing with a new, expanded line of credit,” said Bill Hankowsky, chairman and chief executive officer. “With the exception of the effects of the winter’s unusually harsh weather conditions, our portfolio performed as expected and budgeted in the first quarter. We continue to see strong activity in our industrial markets and anticipate accelerating growth in earnings in the second half of 2014 consistent with our previously announced earnings guidance.”

Portfolio Performance

Leasing: At March 31, 2014, Liberty’s in-service portfolio of 101.5 million square feet was 91.0% occupied, compared to 91.6% at the end of the fourth quarter of 2013. During the quarter, Liberty completed lease transactions totaling 5.3 million square feet of space.

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Same Store Performance: Property level operating income for same store properties decreased by 1.4% on a cash basis and by 1.8% on a straight line basis for the first quarter of 2014 compared to the same quarter in 2013.

Real Estate Investments

Development: In the first quarter, Liberty brought into service three development properties for a total investment of $30.5 million. The properties contain 502,000 square feet of leasable space and were 86.4% occupied as of March 31, 2014. The current yield on these properties is 7.4% and the projected stabilized yield is 8.4%.

Also during the quarter, Liberty began development on two properties for a projected investment of $61.0 million. The properties consist of two distribution properties for inventory in Texas: a 199,000 square foot distribution facility in Coppell and a 207,000 square foot office building in Houston.

In addition, Liberty announced preliminary terms to develop, in a joint venture with Comcast Corporation, a 1.5 million square foot office and hotel property in Philadelphia, for $900 million. The joint venture will be 20% owned by Liberty and will be managed by Liberty. Development is expected to commence in summer 2014.

Acquisitions: Liberty acquired two properties for $37.6 million during the quarter: a vacant 523,000 square foot distribution facility in California’s Inland Empire, and a fully-leased, 90,000 square foot distribution facility in Greenville, South Carolina.

Real Estate Dispositions

In December 2013, Liberty entered into an agreement to sell 159 acres of land and 97 operating properties totaling 6.6 million square feet of leasable space. In December, the company closed on the first installment of the sale for $367.7 million. This installment comprised 140 acres of land and 49 properties totaling 4.0 million square feet of leasable space. In January 2014, the remaining 19 acres of land and 48 properties totaling 2.6 million square feet of leasable space were sold for $329.6 million. At the time of sale the combined percentage leased for the 97 properties was 88.2%.

Liberty sold one additional operating property during the quarter, a vacant 60,000 square foot distribution building in southern California for $5.0 million.

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Capital Activities and Balance Sheet Management

Liberty replaced its existing $500 million credit facility which was due November 2015 with a new, $800 million facility.  The new facility matures in March 2018 and the company has options to extend the maturity date for up to one additional year. Based upon the company’s current credit ratings, borrowings under the new facility bear interest at LIBOR plus 105 basis points.

FFO Guidance

Liberty expects to report 2014 funds from operations (“FFO”) per share in the range of $2.45 - $2.55. A reconciliation of projected FFO to projected GAAP net income for 2014 is below (all amounts projected):

	2014 Range
	Low	High
Net income per share	$1.30	$1.40
Depreciation and amortization of unconsolidated joint ventures	0.09	0.11
Depreciation and amortization	1.53	1.61
Gain on property dispositions	(0.44)	(0.54)
Noncontrolling interest share of addbacks	(0.03)	(0.03)

Funds from operations per share	$2.45	$2.55

About the Company

Liberty Property Trust (NYSE:LPT) is a leader in commercial real estate, serving customers in the United States and United Kingdom through the development, acquisition, ownership and management of superior office and industrial properties. Liberty’s 101 million square foot portfolio includes more than 700 properties which provide office, distribution and light manufacturing facilities to 1,800 tenants.

Additional information about the Company, including Liberty’s Quarterly Supplemental Package with detailed financial information, is available in the Investors section of the Company’s web site at www.libertyproperty.com. If you are unable to access the web site, a copy of the supplemental package may be obtained by contacting Liberty by phone at 610-648-1704, or by e-mail to jleonard@libertyproperty.com.

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Liberty will host a conference call during which management will discuss first quarter results, on Tuesday, April 22, 2014, at 1:00 p.m. Eastern Time. To access the conference call, please dial 855-277-7530. The passcode needed for access is 24534109. A replay of the call will be available until May 22, 2014, by dialing 1-855-859-2056 using the same passcode as above. The call can also be accessed in the Investors section of Liberty’s web site at www.libertyproperty.com.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. These forward-looking statements include statements relating to, among others things, future asset dispositions, expectations for our operating results, business and financial condition, the impact of the Cabot acquisition on our portfolio and business and our growth prospects, as well as statements that are generally accompanied by words such as “believes,” “anticipates,” “expects,” “estimates,” “should,” “seeks,” “intends,” “proposed,” “planned,” “outlook” and “goal” or similar expressions. Although Liberty believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved.  As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results.  These risks, uncertainties and other factors include, without limitation, uncertainties affecting real estate business generally (such as entry into new leases, renewals of leases and dependence on tenants’ business operations), risks relating to the integration of the operations of entities that we have acquired or may acquire, risks relating to financing arrangements and sales of securities, possible environmental liabilities, risks relating to leverage and debt service (including availability of financing terms acceptable to the company and sensitivity of the company’s operations and financing arrangements to fluctuations in interest rates), dependence on the primary markets in which the company’s properties are located, the existence of complex regulations relating to status as a REIT and the adverse consequences of the failure to qualify as a REIT, risks relating to litigation, including without limitation litigation involving entities that we have a acquired or may acquire, and the potential adverse impact of market interest rates on the market price for the company’s securities, and other risks and uncertainties detailed in the company’s filings with the Securities and Exchange Commission, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.  The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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Liberty Property Trust

Statement of Operations

March 31, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended
	March 31, 2014	March 31, 2013

Operating Revenue
Rental	$138,934	$104,716
Operating expense reimbursement	58,681	42,411
Total operating revenue	197,615	147,127

Operating Expenses
Rental property	38,561	25,229
Real estate taxes	24,501	17,957
General and administrative	18,361	19,793
Depreciation and amortization	56,734	37,220
Total operating expenses	138,157	100,199

Operating Income	59,458	46,928

Other Income/Expense
Interest and other	2,535	2,573
Interest	(39,207)	(27,739)
Total other income/expense	(36,672)	(25,166)

Income before property dispositions, income taxes, noncontrolling interest and equity in earnings of unconsolidated joint ventures	22,786	21,762
(Loss) gain on property dispositions	(83)	1,800
Income taxes	(531)	(491)
Equity in earnings of unconsolidated joint ventures	4,159	1,757

Income from continuing operations	26,331	24,828

Discontinued operations (including net gains on property dispositions of $46,117 and $41,713 for the quarters ended March 31, 2014 and 2013, respectively)	47,775	49,828
Net Income	74,106	74,656
Noncontrolling interest - operating partnerships	(1,853)	(3,417)
Noncontrolling interest - consolidated joint ventures	(353)	—
Net Income available to common shareholders	$71,900	$71,239

Net income	$74,106	$74,656
Other comprehensive income (loss) - foreign currency translation	1,346	(4,851)
Other comprehensive loss - change in net unrealized gain on derivative instruments	(511)	—
Comprehensive income	74,941	69,805
Less: comprehensive income attributable to noncontrolling interest	(2,226)	(3,271)
Comprehensive income attributable to common shareholders	$72,715	$66,534

Basic income per common share
Continuing operations	$0.17	$0.19
Discontinued operations	$0.32	$0.41
Total basic income per common share	$0.49	$0.60

Diluted income per common share
Continuing operations	$0.17	$0.19
Discontinued operations	$0.32	$0.41
Total diluted income per common share	$0.49	$0.60

Weighted average shares
Basic	146,425	118,688
Diluted	147,095	119,532

Amounts attributable to common shareholders
Income from continuing operations	$25,250	$22,908
Discontinued operations	46,650	48,331
Net income	$71,900	$71,239

Liberty Property Trust

Balance Sheet

March 31, 2014

(Unaudited and in thousands, except share and unit amounts)

	March 31, 2014	December 31, 2013
Assets
Real estate:
Land and land improvements	$1,149,233	$1,139,455
Building and improvements	5,206,349	5,144,758
Less: accumulated depreciation	(1,094,397)	(1,057,680)

Operating real estate	5,261,185	5,226,533

Development in progress	242,771	209,187
Land held for development	239,755	233,055

Net real estate	5,743,711	5,668,775

Cash and cash equivalents	370,553	163,414
Restricted cash	20,041	51,456
Accounts receivable	17,963	13,900
Deferred rent receivable	102,729	99,956
Deferred financing and leasing costs, net of accumulated amortization (2014, $150,476; 2013, $140,958)	222,832	226,607
Investments in and advances to unconsolidated joint ventures	181,249	179,655
Assets held for sale	—	275,957
Prepaid expenses and other assets	103,587	95,840

Total assets	$6,762,665	$6,775,560

Liabilities
Mortgage loans	$542,809	$545,306
Unsecured notes	2,708,440	2,708,213
Credit facility	—	—
Accounts payable	53,458	70,406
Accrued interest	42,218	25,777
Dividend and distributions payable	71,653	71,323
Other liabilities	215,253	250,819

Total liabilities	3,633,831	3,671,844

Noncontrolling interest - operating partnership - 301,483 preferred units outstanding as of March 31, 2014 and December 31, 2013	7,537	7,537

Equity
Shareholders’ equity:
Common shares of beneficial interest, $.001 par value, 183,987,000 shares authorized, 148,541,749 (includes 1,249,909 in treasury) and 147,846,801 (includes 1,249,909 in treasury) shares issued and outstanding as of March 31, 2014 and December 31, 2013, respectively	149	148
Additional paid-in capital	3,691,717	3,669,618
Accumulated other comprehensive income	10,558	9,742
Distributions in excess of net income	(589,775)	(591,713)
Common shares in treasury, at cost, 1,249,909 shares as of March 31, 2014 and December 31, 2013	(51,951)	(51,951)
Total shareholders’ equity	3,060,698	3,035,844

Noncontrolling interest - operating partnership 3,553,566 and 3,556,566 common units outstanding as of March 31, 2014 and December 31, 2013, respectively	56,681	56,713
Noncontrolling interest - consolidated joint ventures	3,918	3,622

Total equity	3,121,297	3,096,179

Total liabilities, noncontrolling interest - operating partnership & equity	$6,762,665	$6,775,560

Liberty Property Trust

Statement of Funds From Operations

March 31, 2014

(Unaudited and in thousands, except per share amounts)

	Quarter Ended
	March 31, 2014		March 31, 2013
		Per		Per
		Weighted		Weighted
		Average		Average
	Dollars	Share	Dollars	Share
Reconciliation of net income to FFO - basic:
Basic - income available to common shareholders	$71,900	$0.49	$71,239	$0.60

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,291		3,397
Depreciation and amortization	56,107		44,972
Gain on property dispositions	(45,526)		(41,706)
Noncontrolling interest share in addback for depreciation and amortization and gain on property dispositions	(327)		(200)
Funds from operations available to common shareholders - basic	$85,445	$0.58	$77,702	$0.65

Reconciliation of net income to FFO - diluted:
Diluted - income available to common shareholders	$71,900	$0.49	$71,239	$0.60

Adjustments:
Depreciation and amortization of unconsolidated joint ventures	3,291		3,397
Depreciation and amortization	56,107		44,972
Gain on property dispositions	(45,526)		(41,706)
Noncontrolling interest excluding preferred unit distributions	1,735		2,206
Funds from operations available to common shareholders - diluted	$87,507	$0.58	$80,108	$0.65

Reconciliation of weighted average shares:
Weighted average common shares - all basic calculations	146,425		118,688
Dilutive shares for long term compensation plans	670		844
Diluted shares for net income calculations	147,095		119,532
Weighted average common units	3,556		3,714
Diluted shares for Funds from operations calculations	150,651		123,246

The Company believes that the calculation of Funds from operations is helpful to investors and management as it is a measure of the Company’s operating performance that excludes depreciation and amortization and gains and losses from property dispositions.  As a result, year over year comparison of Funds from operations reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income.  In addition, management believes that Funds from operations provides useful information to the investment community about the Company’s financial performance when compared to other REITs since Funds from operations is generally recognized as the standard for reporting the operating performance of a REIT.  Funds from operations available to common shareholders is defined by NAREIT as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations available to common shareholders does not represent net income or cash flows from operations as defined by GAAP and does not necessarily indicate that cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. Funds from operations available to common shareholders also does not represent cash flows generated from operating, investing or financing activities as defined by GAAP.